UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04661

Exact name of registrant as specified in charter:	Prudential Global Total Return Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2010

Date of reporting period:	10/31/2010

Item 1 – Reports to Stockholders

ANNUAL REPORT	OCTOBER 31, 2010

Prudential Global Total Return Fund, Inc.

Fund Type Global bond Objective Total return made up of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

December 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential Global Total Return Fund, Inc. informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Global Total Return Fund, Inc.

Prudential Global Total Return Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares). Gross operating expenses: Class A, 1.47%; Class B, 2.17%; Class C, 2.17%; Class Z, 1.17%. Net operating expenses: Class A, 1.35%; Class B, 2.10%; Class C, 1.85%; Class Z, 1.10%, after contractual and voluntary reduction. The distribution fees for Class A shares are contractually reduced through 2/28/2012. The distribution fees for Class C shares are contractually reduced through 2/29/2011.

Cumulative Total Returns (Without Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years
Class A	14.25%	50.42%	98.72%
Class B	13.40	44.86	85.08
Class C	13.59	46.53	88.72
Class Z	14.49	51.97	103.51
Citigroup WGBI—Unhedged	6.35	45.17	114.49
Lipper Average	9.62	35.43	102.23

Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years
Class A	7.50%	6.65%	6.26%
Class B	6.73	6.71	5.99
Class C	10.90	7.14	6.20
Class Z	12.65	7.89	7.01
Citigroup WGBI—Unhedged	4.99	7.05	7.64
Lipper Average	8.98	5.57	6.92

Average Annual Total Returns (With Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years
Class A	9.11%	7.51%	6.62%
Class B	8.40	7.54	6.35
Class C	12.59	7.94	6.56
Class Z	14.49	8.73	7.36

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Average Annual Total Returns (Without Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years
Class A	14.25%	8.51%	7.11%
Class B	13.40	7.69	6.35
Class C	13.59	7.94	6.56
Class Z	14.49	8.73	7.36

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class A shares) with a similar investment in the Citigroup World Government Bond Index (WGBI)—Unhedged by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2000) and the account values at the end of the current fiscal year (October 31, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% annually and expense subsidization for Class A shares in effect through October 31, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 4.50% and a 12b-1 fee of up to 0.30% annually, and all investors who

Prudential Global Total Return Fund, Inc.	3

Your Fund’s Performance (continued)

purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s total returns would have been lower. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

Citigroup World Government Bond Index (WGBI)

The Citigroup World Government Bond Index (WGBI)—Unhedged is an unhedged and unmanaged market capitalization-weighted index consisting of the government bond markets of 21 countries that are selected based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

Lipper Global Income Funds Average

The Lipper Global Income Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Income Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Investors cannot invest directly in an index or average. The returns for Citigroup WGBI—Unhedged would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distributions and Yields as of 10/31/10
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.71	2.12%
Class B	0.66	1.46
Class C	0.68	1.73
Class Z	0.73	2.41

Five Largest Long-Term Holdings expressed as a percentage of net assets as of 10/31/10
Poland Government Bond, 5.500%, 10/25/19	2.4%
Japan Government Twenty Year Bonds, 2.200%, 3/20/30	2.1
Italian Government Bonds, 6.000%, 5/1/31	1.9
Cia Energetica de Sao Paulo, Sr. Notes, M.T.N., 144A, 9.750%, 1/15/15	1.6
United Kingdom Treasury Bonds, 4.750%, 12/7/30	1.6

Holdings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Global Total Return Fund’s Class A shares gained 14.25% for the 12-month reporting period ended October 31, 2010, outperforming the 6.35% gain of the Citigroup World Government Bond Index (WGBI)—Unhedged and the 9.62% gain of the Lipper Global Income Funds Average.

How is the Fund managed?

Prudential Fixed Income manages the Fund, which normally invests at least 65% of its total assets in income-producing debt securities of U.S. and foreign corporations and governments, semi-governmental entities or agencies, authorities or instrumentalities, and supranational organizations. (The latter are world or regional organizations not tied to any one country.)

The Fund also invests in mortgage-backed securities and mortgage-related securities of issuers in the United States and abroad as well as short-term and long-term debt securities or deposits of banks located in the United States and abroad. It looks mostly for investment-grade debt securities denominated in U.S. dollars or foreign currencies.

How did government bond markets of economically developed nations perform?

By the time the reporting period began on November 1, 2009, the global economic expansion was already underway. Though the U.S. economy grew at a brisk clip in November and December, the global expansion was led by economies of developing nations such as China. Meanwhile, storm clouds gathered over government bond markets of developed nations. The then newly elected government of Greece had recently announced that the nation’s fiscal deficit for 2009 would likely be more than four times the 3.0% ceiling mandated for the 16 nations that participate in the euro. Moreover, in late November, Dubai World, a state-owned corporation of the emirate of Dubai, announced a six-month standstill on its debt payments.

As the reporting period continued in 2010, the sovereign-debt contagion spread from Greece to the debt-laden nations of Portugal and Spain, amid concern about their ability to repay their debts. The worst flare-up in the crisis occurred in May. In that month, the European Union, with help from the International Monetary Fund, announced a lending and support package of nearly $1 trillion to aid the weaker regional economies. The European Central Bank (ECB) also began to buy bonds of troubled European nations from banks to help stabilize fixed income markets. These efforts helped boost prices of government bonds of Greece and Portugal in May. (Separately, bonds of Dubai World rallied after it reached an agreement with its creditors in May to restructure more than $20 billion of its loans.)

Prudential Global Total Return Fund, Inc.	5

Strategy and Performance Overview (continued)

During the remainder of the reporting period, nations most deeply affected by the sovereign-debt crisis struggled to address their severe fiscal and economic challenges in a convincing manner. This was reflected in the 12-month performance of government bond markets of nations that make up the Citigroup WGBI—Unhedged, which expelled Greece because its sovereign debt ratings were cut to below investment grade by Moody’s Investors Service and Standard & Poor’s Ratings Services. Government bonds of Portugal, Ireland, and Spain were also downgraded but remained in the Citigroup WGBI—Unhedged as they are still rated investment grade by the two major credit rating agencies. All three of these markets ended the reporting period in the red, while stalwarts such as Germany, the United States, France, Canada, Australia, and Norway ended in the black. Meanwhile, Mexico, which became the first Latin American government bond market to be included in the Citigroup WGBI—Unhedged, also posted a gain for the reporting period.

How did bond markets not included in the Citigroup WGBI—Unhedged perform?

The reporting period was characterized by rock bottom interest rates as the ECB, the Federal Reserve (the Fed), and the Bank of Japan (BOJ) kept key short-term rates in their respective nations at low levels to stimulate commerce. The Fed and the BOJ also bought debt securities in their nations’ respective bond markets, hoping to boost bond prices and drive down yields, as bond prices move inversely to yields.

The low-rate environment fueled a global rush for yield. Investors snapped up “spread product,” which is Wall Street jargon for corporate bonds and other debt securities that provide extra yield (spread) over ultra safe U.S. Treasury securities with similar maturities to compensate for the bonds’ greater credit risk. In the United States, investment grade corporate bonds, high yield corporate “junk” bonds (which are rated below investment grade), and commercial mortgage-backed securities, (which are made from bundled mortgages on properties such as hotels and office buildings) outperformed the Citigroup WGBI—Unhedged for the reporting period.

The global rush for yield also whet investor appetite for emerging market bonds, which are debt securities of issuers located in economically developing nations. Emerging market bonds were also viewed favorably as many developing nations have better growth prospects and budgets that are much closer to being balanced than those of developed nations. For the reporting period, emerging market bonds also outperformed the Citigroup WGBI—Unhedged by posting a double-digit gain overall denominated in U.S. dollars.

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How did foreign exchange markets perform?

Foreign exchange markets were volatile, buffeted by varied global economic and political concerns and developments on the monetary policy front. The U.S. dollar ended the reporting period stronger versus the euro, with most of its gains occurring as economic growth in the United States picked up in late 2009 and the European sovereign-debt crisis worsened in the first half of 2010. The U.S. dollar erased some of its gains during the remainder of the reporting period, as economic growth in the United States slowed and weakness in the euro helped boost growth in the export-driven German economy. Also, the U.S. dollar slipped as investors correctly anticipated that the Fed would decide shortly after the reporting period ended to print greenbacks to purchase more Treasury securities as part of its ongoing effort to exert further downward pressure on rates in the United States.

Meanwhile, the U.S. dollar ended the period weaker versus a variety of currencies including the Japanese yen. Even though the BOJ intervened in foreign exchange markets by selling the Japanese currency, the yen was supported as Japanese firms converted their earnings from abroad into yen. The greenback also finished weaker versus the Australian dollar, Canadian dollar, Swedish krona, and Malaysian ringgit as central banks in all four nations raised rates to rein in growth in their respective economies. Similarly, the U.S. dollar ended weaker versus currencies of several emerging market nations such as Brazil, India, China, and Thailand as central banks of these nations also increased rates. Rising interest rates tend to strengthen a currency by making deposits in that currency more attractive to investors. The greenback also lost ground to other currencies for the reporting period such as the Swiss franc, Singapore dollar, and South African rand.

How did the Fund’s bond market allocation strategy affect its performance?

The Fund continued to maintain exposure to many government bond markets included in the Citigroup WGBI—Unhedged. However, it was the Fund’s exposure to spread product, such as investment-grade corporate bonds and high yield corporate bonds, that helped it outperform the Citigroup WGBI—Unhedged for the reporting period. Exposure to emerging market bonds also made a significant contribution to the Fund’s strong relative performance.

The Fund uses derivatives—investment contracts whose value is derived from some other instrument, interest rate, or index—to gain exposure to different types of debt securities, to adjust exposure to interest rates, to hedge against volatility, or for other purposes intended to help the Fund meet its objective. During the reporting period, the Fund’s exposure to derivatives hedged its other positions as intended and did not have a material impact on its performance.

Prudential Global Total Return Fund, Inc.	7

Strategy and Performance Overview (continued)

How did the Fund’s foreign exchange strategy affect its performance?

The Fund largely benefited from its strategy, which had a bullish view of currencies of developed nations with relatively faster growing economies. For example, the Fund had overweight exposures to the Swiss franc and the Swedish krona versus the U.S. dollar, both of which strengthened against the greenback.

The Fund also favored currencies of commodity-driven economies, which are expanding nicely due to solid demand in Asia for natural resources such as iron ore, tin, gold, and coal. Therefore, the Fund had overweight exposures to the South African rand and the Australian dollar versus the U.S. dollar. Currencies of South Africa and Australia, two major exporters of gold, coal, and other commodities, appreciated sharply against the U.S. dollar.

However, the Fund derived its greatest benefit during the reporting period from using forward foreign currency contracts to underweight the embattled euro versus the U.S. dollar relative to the Citigroup WGBI-Unhedged. This strategy enabled the Fund to profit from the depreciation of the euro against the U.S. currency.

What effect did security selection have on the Fund’s performance?

The Fund benefited from favorable security selection among bonds of foreign issuers such as CIA Energetica De Sao Paulo. Debt securities of this Brazilian-based company involved in the energy sector gained in value, helped by a favorable outlook for global economic growth and strong investor demand for assets with attractive yields such as bonds of firms located in emerging market nations. In addition, the debt securities, denominated in the Brazilian real, gained in value as the currency appreciated versus the U.S. dollar.

Among the Fund’s U.S.-based holdings, bonds of Citigroup and Dow Chemical Company performed particularly well. Prices of Citigroup debt securities climbed as the financial conglomerate was able to raise capital and decrease its exposure to nonperforming loans. Broad improvement in the money center banking sector was another positive for Citigroup. Prices of Dow Chemical debt securities climbed as improving global economic conditions benefited the chemical industry and major credit rating agencies raised the company’s ratings outlook.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2010, at the beginning of the period, and held through the six-month period ended October 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Prudential Global Total Return Fund, Inc.	9

Fees and Expenses (continued)

Hypothetical Example for Comparison Purposes

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Global Total Return Fund, Inc.		Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,125.30	1.35%	$7.23
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

Class B	Actual	$1,000.00	$1,121.30	2.10%	$11.23
	Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66

Class C	Actual	$1,000.00	$1,121.60	1.85%	$9.89
	Hypothetical	$1,000.00	$1,015.88	1.85%	$9.40

Class Z	Actual	$1,000.00	$1,126.30	1.10%	$5.90
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2010, and divided by 365 days to reflect the six-month period. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2010

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS 91.0%

	Australia 0.8%
AUD	1,240	GE Capital Australia Funding, Gtd. Notes, MTN, 6.000%, 04/15/15	$1,167,878

	Brazil 2.0%
BRL	1,000	Brazil Notas do Tesouro Nacional Serie F, Notes, 10.000%, 01/01/14	559,324
	2,850	Cia Energetica de Sao Paulo, Sr. Notes, MTN, 144A, 9.750%, 01/15/15	2,155,710

			2,715,034

	Colombia 0.2%
COP	345,000	Republic of Colombia, 9.850%, 06/28/27	280,339

	Eurobonds 7.9%
EUR	150	Belgium Government Bond, 4.000%, 03/28/17	223,604
	150	Citigroup, Inc., Sub. Notes, MTN, 4.750%, 05/31/17(a)	202,600
	720	Deutschland Bundesrepublik, 3.750%, 01/04/19	1,104,256
	300	Fortis Bank SA (Belgium), Jr. Sub. Notes, 6.500%, 09/29/49(a)	411,906
		Hellenic Republic Government Bonds,
	610	4.300%, 07/20/17	576,380
	2,000	4.500%, 09/20/37	1,546,131
	500	Ireland Government Bond, 4.500%, 04/18/20	579,270
	1,625	Italian Government Bond, 6.000%, 05/01/31	2,640,385
		Portugal Obrigacoes do Tesouro OT,
	500	4.450%, 06/15/18	648,645
	200	4.800%, 06/15/20	253,511
		Spanish Government Bonds,
	1,300	4.000%, 04/30/20	1,789,809
	560	5.750%, 07/30/32	859,372

			10,835,869

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	11

Portfolio of Investments

as of October 31, 2010 continued

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Japan 6.1%
		Japan Government Twenty Year Bonds,
JPY	142,800	1.900%, 12/20/28	$1,818,726
	141,000	1.900%, 03/20/29	1,792,340
	221,000	2.200%, 03/20/30	2,922,185
	140,000	Japanese Government Bond, 2.300%, 03/20/26	1,921,039

			8,454,290

	Mexico 1.0%
		Mexican Government Bonds,
MXN	5,530	8.000%, 12/17/15	497,557
	8,380	10.000%, 11/20/36	922,153

			1,419,710

	Norway 0.2%
NOK	1,470	Norwegian Government & Sovereign Bond, 5.000%, 05/15/15	277,719

	Poland 2.4%
PLN	9,375	Poland Government Bond, 5.500%, 10/25/19	3,257,560

	Sweden 0.4%
SEK	2,860	Sweden Government Bond, 6.750%, 05/05/14	496,450

	United Kingdom 2.6%
GBP	140	QBE Insurance Group Ltd. (Australia), Sr. Unsec’d. Notes, 10.000%, 03/14/14	267,472
		United Kingdom Treasury Bonds,
	425	4.250%, 06/07/32	699,356
	1,220	4.750%, 12/07/30	2,150,952
	190	4.750%, 12/07/38	335,075
	95	6.000%, 12/07/28	194,436

			3,647,291

See Notes to Financial Statements.

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Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	United States 67.4%

	Non-Residential Mortgage-Backed Securities 5.9%
		ARES CLO Funds (Cayman Islands), Ser. 2003-7AW, Class A1A, 144A,
USD	467	0.768%, 05/08/15(a)	$455,519
		Ser. 2005-9A, Class A1A, 144A,
	1,278	0.559%, 04/20/17(a)	1,194,875
		Citibank Credit Card Issuance Trust, Ser. 2005-C2, Class C2,
	825	0.726%, 03/24/17(a)	764,724
		Ser. 2005-C3, Class C3,
	625	0.666%, 07/15/14(a)	609,951
		Ser. 2006-C1, Class C1,
	1,000	0.656%, 02/20/15(a)	966,136
	408	Four Corners CLO (Cayman Islands), Ser. 2006-3A, Class A, 144A, 0.538%, 07/22/20(a)	379,827
	485	Katonah Ltd. (Cayman Islands), Ser. 7A, Class A2, 144A, 0.636%, 11/15/17(a)	440,265
	484	Landmark CDO Ltd. (Cayman Islands), Ser. 2006-8A, Class A1, 144A, 0.529%, 10/19/20(a)	449,771
		MBNA Credit Card Master Note Trust, Ser. 2002-C3, Class C3,
	200	1.606%, 10/15/14(a)	198,881
		Ser. 2004-C2, Class C2,
	1,520	1.156%, 11/15/16(a)	1,465,548
		Ser. 2006-C1, Class C1,
	400	0.676%, 07/15/15(a)	386,727
	318	Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2004-3A, Class A1LA, 144A, 0.791%, 02/15/16(a)	307,180
	149	Railcar Leasing LLC, Ser. 1, Class A2, 144A, 7.125%, 01/15/13	157,571
	396	Venture CDO Ltd. (Cayman Islands), Ser. 2003-1A, Class A1, 144A, 0.789%, 01/21/16(a)(b)	376,344

			8,153,319

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	13

Portfolio of Investments

as of October 31, 2010 continued

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Residential Mortgage-Backed Securities 6.9%
USD	381	ACE Securities Corp., Ser. 2004-FM1, Class M1, 1.156%, 09/25/33(a)	$323,085
	449	Aegis Asset Backed Securities Trust, Ser. 2004-2, Class A5, 0.706%, 06/25/34(a)	415,895
	400	Ameriquest Mortgage Securities, Inc., Ser. 2004-R8, Class M1, 0.896%, 09/25/34(a)	342,585
	458	Argent Securities, Inc., Ser. 2004-W6, Class M1, 0.806%, 05/25/34(a)	353,113
	362	Bear Stearns Asset Backed Securities Trust, Ser. 2004-H23, Class M1, 0.856%, 03/25/34(a)	303,769
	354	Ser. 2004-HE3, Class M2, 1.981%, 04/25/34(a)	309,321
	297	Chase Funding Loan Acquisition Trust, Ser. 2004-AQ1, Class A2, 0.656%, 05/25/34(a)	262,817
	329	Citigroup Mortgage Loan Trust, Inc., Ser. 2004-OPT1, Class A2, 0.616%, 10/25/34(a)	301,685
	318	Countrywide Asset-Backed Certificates, Ser. 2002-5, Class MV1, 1.756%, 03/25/33(a)	276,082
	421	Fremont Home Loan Trust, Ser. 2004-1, Class M1, 0.931%, 02/25/34(a)	331,445
	336	GSAMP Trust, Ser. 2004-FM1, Class M1, 1.231%, 11/25/33(a)	296,450
	616	Home Equity Asset Trust, Ser. 2004-3, Class M1, 1.111%, 08/25/34(a)	494,040
	151	Ser. 2005-5, Class 2A2, 0.506%, 11/25/35(a)	148,647
	400	HSBC Home Equity Loan Trust, Ser. 2007-2, Class A4, 0.556%, 07/20/36(a)	251,230

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Residential Mortgage-Backed Securities (cont’d.)
USD	600	Long Beach Mortgage Loan Trust, Ser. 2004-3, Class M1, 0.826%, 07/25/34(a)	$495,736
	375	Mastr Asset Backed Securities Trust, Ser. 2004-OPT2, Class A1, 0.606%, 09/25/34(a)	306,568
	300	Merrill Lynch Mortgage Investors, Inc., Ser. 2004-HE2, Class M1, 1.056%, 08/25/35(a)	218,412
	445	Morgan Stanley ABS Capital I, Ser. 2003-NC8, Class M1, 1.306%, 09/25/33(a)	351,578
	505	Ser. 2004-NC1, Class M1, 1.306%, 12/27/33(a)	412,938
	437	Ser. 2004-OP1, Class M1, 0.836%, 11/25/34(a)	362,648
	814	Ser. 2004-WMC1, Class M1, 1.186%, 06/25/34(a)	742,366
	353	Ser. 2004-WMC2, Class M1, 1.171%, 07/25/34(a)	304,965
	383	Morgan Stanley Dean Witter Capital I, Ser. 2002-AM3, Class A3, 1.236%, 02/25/33(a)	326,194
	582	New Century Home Equity Loan Trust, Ser. 2003-4, Class M1, 1.381%, 10/25/33(a)	497,467
	395	Option One Mortgage Loan Trust, Ser. 2003-6, Class A2, 0.586%, 11/25/33(a)	329,750
	230	Popular ABS Mortgage Pass-Through Trust, Ser. 2004-4, Class M1, 5.181%, 09/25/34	179,047
	221	Saxon Asset Securities Trust, Ser. 2004-2, Class MF1, 5.500%, 08/25/35	133,269
	106	Structured Asset Investment Loan Trust, Ser. 2004-2, Class A4, 0.961%, 03/25/34(a)	88,275
	376	Ser. 2004-8, Class A8, 0.756%, 09/25/34(a)	334,155

			9,493,532

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	15

Portfolio of Investments

as of October 31, 2010 continued

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Bank Loans(a)(b) 2.9%
		Capital Safety Group Ltd.,
USD	82	2.505%, 07/20/15	$74,074
	218	3.005%, 07/20/16	197,426
	33	Charter Communications Operating LLC, Term B, Refi., 2.255%, 03/06/14	32,334
	300	Charter Communications Operating LLC, Term C, Refi., 3.540%, 09/06/16	294,590
	294	Enterprise Group Holdings LP, 2.506%, 11/08/14	292,897
	280	First Data Corp., 3.006%, 09/24/14	251,013
		Flextronics International Ltd.,
	226	2.506%, 10/01/14	220,205
	65	2.506%, 10/01/14	63,278
	129	Georgia Pacific, 2.292%, 12/21/12	128,726
		HCA, Inc.,
	56	2.539%, 11/18/13	54,462
	134	3.539%, 03/31/17	130,934
	159	MotorCity Casino, 8.500%, 07/13/12	158,028
	103	Mylan, Inc., 3.563%, 10/02/14	102,521
	117	Neiman Marcus Group, Inc., 2.294%, 04/06/13	114,034
	65	Pilot Travel Centers LLC, 5.246%, 06/30/16	65,512
	387	PTS Acquisitions Corp., 2.505%, 04/10/14	362,329
	640	Royalty Pharma Finance Trust, 2.539%, 04/16/13	634,954
	107	Sensata Technologies, 2.038%, 04/27/13	103,943
		SunGard Data System, Inc.,
	7	2.006%, 02/28/14	6,378
	168	4.034%, 02/28/16	165,223
	202	UPC Broadband Holdings, 4.251%, 12/31/16	197,230
	250	Visant Corp., 7.000%, 12/22/16	252,031

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Bank Loans(a)(b) (cont’d.)
USD	55	Warner Chilcott Corp., 6.000%, 10/30/14	$54,841
	27	6.250%, 04/30/15	26,628
	44	6.250%, 04/30/15	44,339

			4,027,930

	Commercial Mortgage-Backed Securities 7.3%
	650	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A2, 5.589%, 09/15/40	673,756
	600	CS First Boston Mortgage Securities Corp., Ser. 2005-C5, Class A4, 5.100%, 08/15/38(a)	657,600
	400	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A3, 5.818%, 05/15/46(a)	431,369
	600	Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5, Class A5, 5.224%, 04/10/37(a)	649,230
	628	Ser. 2007-GG9, Class A2, 5.381%, 03/10/39	646,533
	430	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2, 5.778%, 08/10/45(a)	445,667
	486	JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP4, Class A3A1, 4.871%, 10/15/42	493,671
	1,000	Ser. 2005-LDP5, Class A4, 5.198%, 12/15/44(a)	1,102,275
	650	Ser. 2007-LD12, Class A2, 5.827%, 02/15/51	680,225
	1,988	LB-UBS Commercial Mortgage Trust, Ser. 2007-C6, Class A2, 5.845%, 07/15/40	2,076,875
	650	Merrill Lynch Mortgage Trust, Ser. 2008-C1, Class A2, 5.425%, 02/12/51	689,396
	740	Morgan Stanley Capital I, Ser. 2005-IQ9, Class A4, 4.660%, 07/15/56	782,998

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	17

Portfolio of Investments

as of October 31, 2010 continued

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Commercial Mortgage-Backed Securities (cont’d.)
USD	650	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C34, Class A2, 5.569%, 05/15/46	$678,157

			10,007,752

	Corporate Bonds 31.5%
	250	AES Corp. (The), Sr. Unsec’d. Notes, 8.000%, 10/15/17	275,000
	250	Allied World Assurance Holdings Co. Ltd. (Bermuda), Sr. Unsec’d. Notes, 7.500%, 08/01/16	284,946
	250	Altria Group, Inc., Gtd. Notes, 9.950%, 11/10/38	360,151
	140	American Express Co., Sr. Unsec’d. Notes, 8.125%, 05/20/19	179,840
	300	American International Group, Inc., Sr. Unsec’d. Notes, MTN, 5.850%, 01/16/18	317,250
	250	Amphenol Corp., Sr. Unsec’d. Notes, 4.750%, 11/15/14	271,953
	35	Anadarko Petroleum Corp., Unsec’d. Notes, 6.200%, 03/15/40	33,628
	250	Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 4.125%, 01/15/15	271,293
	225	8.000%, 11/15/39, 144A	313,230
	35	Apache Corp., Sr. Unsec’d. Notes, 5.100%, 09/01/40	34,943
	250	ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes, 6.125%, 06/01/18	273,414
	50	Arrow Electronics, Inc., Sr. Unsec’d. Notes, 3.375%, 11/01/15	49,825
	400	Ashtead Holdings PLC (United Kingdom), Sec’d. Notes, 144A, 8.625%, 08/01/15	419,000
	400	Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes, 5.750%, 12/01/14	427,605
	25	Baker Hughes, Inc., Sr. Unsec’d. Notes, 5.125%, 09/15/40	25,401
	400	Bank of America Corp., Sub. Notes, 4.750%, 08/15/13	423,305

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Corporate Bonds (cont’d.)
USD	600	Bank of Nova Scotia (Canada), Covered Notes, 144A, 1.650%, 10/29/15	$598,272
	200	Bear Stearns Cos., Inc., (The), Sr. Unsec’d. Notes, 7.250%, 02/01/18	244,038
	880	BNP Paribas Home Loan Covered Bonds SA (France), Covered Notes, 144A, 2.200%, 11/02/15	884,904
	50	BorgWarner, Inc., Sr. Unsec’d. Notes, 4.625%, 09/15/20	52,193
	125	BP Capital Markets PLC (United Kingdom), Gtd. Notes, 4.500%, 10/01/20	129,478
	30	5.250%, 11/07/13	32,815
	325	Cablevision Systems Corp., Sr. Unsec’d. Notes, 8.625%, 09/15/17	366,844
	77	Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes, 6.500%, 05/15/18	90,817
	115	Capital One Financial Corp., Sub. Notes, 6.150%, 09/01/16	127,585
	145	Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN, 5.850%, 09/01/17	170,239
	500	CBS Corp., Gtd. Notes, 8.200%, 05/15/14	600,380
	300	CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes, 144A, 7.750%, 05/01/17	336,750
	225	Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes, 6.750%, 11/15/39	269,382
	200	CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes, 6.625%, 11/01/37	229,992
	850	Charter Communications Operating LLC/Charter Communications Operating Capital, Sec’d. Notes, 144A, 8.000%, 04/30/12	904,188
	140	Chubb Corp., Jr. Sub. Notes, 6.375%, 03/29/67(a)	143,675
	4	Citigroup Capital XII (Capital security, fixed to floating preferred shares), 7.875%, 10/30/40(a)	106,000
		Citigroup, Inc., Sr. Unsec’d. Notes,
	600	6.500%, 08/19/13(c)	669,474
	110	8.125%, 07/15/39	138,392

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	19

Portfolio of Investments

as of October 31, 2010 continued

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Corporate Bonds (cont’d.)
USD	400	CMS Energy Corp., Sr. Unsec’d. Notes, 8.500%, 04/15/11	$411,245
	250	ConAgra Foods, Inc., Sr. Unsec’d. Notes, 7.000%, 04/15/19	307,150
	360	Coventry Health Care, Inc., Sr. Unsec’d. Notes, 6.125%, 01/15/15	378,477
		CRH America, Inc., Gtd. Notes,
	500	5.625%, 09/30/11	519,217
	110	8.125%, 07/15/18	132,337
	200	CVS Caremark Corp., Sr. Unsec’d. Notes, 6.125%, 09/15/39	215,529
	488	CW Media Holdings, Inc. (Canada), Gtd. Notes, PIK, 144A, 13.500%, 08/15/15	559,912
	244	Delta Air Lines, Inc.,Pass-thru Certs., Ser. 071A, 6.821%, 08/10/22	263,269
	295	DirecTV Holdings LLC / DirecTV Financing Co., Inc., Gtd. Notes, 4.750%, 10/01/14	323,828
	360	DnB NOR Boligkreditt (Norway), Covered Notes, 144A, 2.100%, 10/14/15	360,559
	75	Dow Chemical Co. (The), Sr. Unsec’d. Notes, 5.900%, 02/15/15	84,513
	250	7.600%, 05/15/14	294,139
	300	8.550%, 05/15/19	385,301
	175	9.400%, 05/15/39	247,958
	350	Duke Energy Corp., Sr. Unsec’d. Notes, 6.300%, 02/01/14	401,174
	600	Duke Realty LP, Sr. Unsec’d. Notes, 5.625%, 08/15/11	613,051
	500	Embarq Corp., Sr. Unsec’d. Notes, (original cost $452,244; purchased 08/11/06 - 01/12/09) 7.082%, 06/01/16(b)(d)	570,918
	300	Enel Finance International SA (Luxembourg), Gtd. Notes, 144A, 6.000%, 10/07/39	308,478
	250	ERAC USA Finance LLC, Gtd. Notes, 144A, (original cost $273,750; purchased 02/09/10) 6.375%, 10/15/17(b)(d)	292,416
	300	Express Scripts, Inc., Gtd. Notes, 6.250%, 06/15/14	345,793
	250	Felcor Lodging LP, Sr. Sec’d. Notes, 10.000%, 10/01/14	281,250

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Corporate Bonds (cont’d.)
USD	50	Fiserv, Inc., Gtd. Notes, 3.125%, 10/01/15	$51,435
	225	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes, 5.625%, 09/15/15	238,690
		Gannett Co., Inc., Sr. Unsec’d. Notes,
	225	5.750%, 06/01/11	228,094
	100	6.375%, 04/01/12	103,625
	300	Georgia-Pacific LLC, Gtd. Notes, 144A, (original cost $298,239; purchased 10/27/10) 5.400%, 11/01/20(d)	303,000
	85	Goldman Sachs Group, Inc. (The), Sub. Notes, 6.750%, 10/01/37	89,126
	75	Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN, 5.750%, 12/15/14	80,812
	210	HCA, Inc., Sec’d. Notes, PIK, 9.625%, 11/15/16	228,375
		Hess Corp., Sr. Unsec’d. Notes,
	25	6.000%, 01/15/40	26,957
	295	7.000%, 02/15/14	345,481
	130	Historic TW, Inc., Gtd. Notes, 6.625%, 05/15/29	145,773
	250	Hospitality Properties Trust, Sr. Unsec’d. Notes, 7.875%, 08/15/14	281,154
		HSBC Holdings PLC (United Kingdom), Sub. Notes,
	125	6.500%, 09/15/37	134,173
	250	6.800%, 06/01/38	277,878
		International Lease Finance Corp., Sr. Unsec’d. Notes, MTN,
	250	5.750%, 06/15/11	252,813
		Sr. Sec’d. Notes, 144A,
	200	6.500%, 09/01/14	216,000
		International Paper Co., Sr. Unsec’d. Notes,
	75	7.300%, 11/15/39	85,487
	200	7.950%, 06/15/18	244,545
		JPMorgan Chase & Co., Sr. Unsec’d. Notes,
	30	4.250%, 10/15/20	30,219
	150	6.000%, 01/15/18	171,223
		Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes,
	100	5.850%, 09/15/12	108,162
	170	7.300%, 08/15/33	193,769

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	21

Portfolio of Investments

as of October 31, 2010 continued

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Corporate Bonds (cont’d.)
		Kraft Foods, Inc., Sr. Unsec’d. Notes,
USD	75	6.500%, 02/09/40	$85,962
	75	6.875%, 01/26/39	89,200
	75	L-3 Communications Corp., Gtd. Notes, 4.750%, 07/15/20	78,291
	100	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN, 6.875%, 05/02/18(e)	22,875
	70	Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A, 7.500%, 08/15/36	69,988
	260	Lin Television Corp., Gtd. Notes, Ser. B, 6.500%, 05/15/13	262,600
		Lincoln National Corp., Jr. Sub. Notes,
	30	6.050%, 04/20/67(a)	27,750
		Sr. Unsec’d. Notes,
	80	6.150%, 04/07/36	79,690
	200	8.750%, 07/01/19	257,892
	245	Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes., 144A, MTN, 5.800%, 01/13/20	262,194
	200	Lorillard Tobacco Co., Gtd. Notes, 8.125%, 06/23/19	231,079
	260	Masco Corp., Sr. Unsec’d. Notes, 7.125%, 08/15/13	279,874
	125	Mead Johnson Nutrition Co., Sr. Unsec’d. Notes, 3.500%, 11/01/14	132,263
	450	MeadWestvaco Corp., Sr. Unsec’d. Notes, 7.375%, 09/01/19	492,572
		Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes,
	600	5.450%, 02/05/13	638,510
	65	6.050%, 08/15/12, MTN	69,304
	300	Metals USA, Inc., Sr. Sec’d. Notes, 11.125%, 12/01/15	316,500
		MetLife, Inc., Sr. Unsec’d. Notes,
	100	4.750%, 02/08/21	105,799
	100	7.717%, 02/15/19	127,392
		MGM Resorts International, Sr. Sec’d. Notes,
	250	13.000%, 11/15/13	297,187
	350	9.000%, 03/15/20, 144A	382,813

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Corporate Bonds (cont’d.)
USD	200	Microsoft Corp., Sr. Notes, 3.000%, 10/01/20	$198,638
	300	Mirant Americas Generation LLC, Sr. Unsec’d. Notes, 8.300%, 05/01/11	307,500
	170	Morgan Stanley, Sr. Unsec’d. Notes, MTN, 5.625%, 09/23/19	178,510
	120	MUFG Capital Finance 1, Ltd. (Cayman Islands), Bank, Gtd. Notes., 6.346%, 07/25/49(a)	120,987
	170	Mylan, Inc., Gtd. Notes, 144A, 7.625%, 07/15/17	187,000
	100	NBC Universal, Inc., Sr. Unsec’d. Notes, 144A, 4.375%, 04/01/21	102,139
	400	New Albertsons, Inc., Unsec’d. Notes, 7.500%, 02/15/11	406,000
	200	Newmont Mining Corp., Gtd. Notes, 6.250%, 10/01/39	224,480
		News America, Inc., Gtd. Notes,
	395	6.150%, 03/01/37	415,709
	190	6.900%, 08/15/39	219,949
	150	North American Energy Alliance LLC / North American Energy Alliance Finance Corp., Sr. Sec’d. Notes, 144A, (original cost $146,609; purchased 09/22/09) 10.875%, 06/01/16(d)	166,500
	75	Northwest Pipeline GP, Sr. Unsec’d. Notes, 6.050%, 06/15/18	87,067
	50	Northwestern Mutual Life Insurance, Notes, 144A, 6.063%, 03/30/40	55,274
	200	NRG Energy, Inc., Gtd. Notes, 7.250%, 02/01/14	204,750
	150	Omega Healthcare Investors, Inc., Sr. Notes, 144A, 6.750%, 10/15/22	155,250
	105	Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes, 6.800%, 09/01/18	128,105
	250	OPTI Canada, Inc. (Canada), Sr. Sec’d. Notes, 144A, 9.000%, 12/15/12	255,000
	100	Peco Energy Co., First. Ref. Mtge., 5.350%, 03/01/18	115,252
	50	PepsiCo, Inc., Sr. Unsec’d. Notes, 4.875%, 11/01/40	49,726

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	23

Portfolio of Investments

as of October 31, 2010 continued

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Corporate Bonds (cont’d.)
USD	200	Pioneer Natural Resources Co., Sr. Unsec’d. Notes, 6.875%, 05/01/18	$218,448
	35	Potash Corp. of Saskatchewan, Inc. (Canada), Sr. Unsec’d. Notes, 6.500%, 05/15/19	41,680
	100	Progressive Corp. (The), Jr. Sub. Notes, 6.700%, 06/15/37(a)	102,250
	175	ProLogis, Sr. Unsec’d. Notes, 7.375%, 10/30/19	195,268
	50	Public Service Co. of New Mexico, Sr. Unsec’d. Notes, 7.950%, 05/15/18	55,000
	100	Qwest Capital Funding, Inc., Gtd. Notes, 7.250%, 02/15/11	101,375
		Qwest Corp., Sr. Unsec’d. Notes,
	250	7.875%, 09/01/11	263,438
	200	8.375%, 05/01/16	241,000
	200	8.875%, 03/15/12	219,500
		R.R. Donnelley & Sons Co., Sr. Unsec’d. Notes,
	600	4.950%, 04/01/14	627,189
	450	8.600%, 08/15/16	527,910
		Rainbow National Services LLC, Gtd. Notes, 144A,
	150	8.750%, 09/01/12	150,938
	190	10.375%, 09/01/14	197,837
	50	Raytheon Co., Sr. Unsec’d. Notes, 3.125%, 10/15/20	49,054
	1	Realogy Corp., Gtd. Notes, PIK, 11.000%, 04/15/14	1,098
	300	Reynolds American, Inc., Gtd. Notes, 6.750%, 06/15/17	340,074
	125	Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes, 3.500%, 11/02/20	124,844
	150	Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, 6.400%, 10/21/19	163,619
	140	Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes, Ser. 2, 3.400%, 08/23/13	145,268
	600	Sealed Air Corp., Sr. Unsec’d. Notes, 144A, 5.625%, 07/15/13	641,782

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Corporate Bonds (cont’d.)
USD	150	Sealy Mattress Co., Sr. Sec’d. Notes, 144A, 10.875%, 04/15/16	$171,563
	200	Senior Housing Properties Trust, Sr. Unsec’d. Notes, 8.625%, 01/15/12	212,000
	250	Service Corp. International, Sr. Unsec’d. Notes, 7.000%, 06/15/17	266,250
		Simon Property Group LP, Sr. Unsec’d. Notes,
	95	4.200%, 02/01/15	102,777
	125	6.750%, 05/15/14	144,269
	60	SLM Corp., Sr. Unsec’d. Notes, 8.000%, 03/25/20	60,646
	510	Sr. Unsec’d. Notes, MTN, 5.050%, 11/14/14	503,625
	225	8.450%, 06/15/18	235,690
	365	Sparebanken 1 Boligkreditt (Norway), Covered Notes, 144A, 1.250%, 10/25/13	366,033
	240	Sprint Capital Corp., Gtd. Notes, 7.625%, 01/30/11	243,000
	150	8.375%, 03/15/12	160,313
	300	Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes, 7.875%, 05/01/12	321,750
	400	SunGard Data Systems, Inc., Gtd. Notes, 9.125%, 08/15/13	409,500
	250	10.250%, 08/15/15	263,437
	300	SunTrust Banks, Inc., Sr. Unsec’d. Notes, 5.250%, 11/05/12	317,079
	210	Teachers Insurance & Annuity Association of America, Notes, 144A, 6.850%, 12/16/39	246,792
	25	Teck Resources Ltd. (Canada), Gtd. Notes, 3.850%, 08/15/17	25,844
	29	Sr. Sec’d. Notes, 10.250%, 05/15/16	35,815
	250	Telefonica Emisiones SAU (Spain), Gtd. Notes, 5.134%, 04/27/20	273,968
	100	Textron, Inc., Sr. Unsec’d. Notes, 5.600%, 12/01/17	108,572
	200	7.250%, 10/01/19	238,043

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	25

Portfolio of Investments

as of October 31, 2010 continued

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Corporate Bonds (cont’d.)
USD	195	Time Warner Cable, Inc., Gtd. Notes, 6.750%, 07/01/18	$234,003
	300	8.750%, 02/14/19	399,226
	99	Time Warner Cos., Inc., Gtd. Notes, 6.950%, 01/15/28	113,541
	420	Toll Brothers Finance Corp., Gtd. Notes, 5.150%, 05/15/15	429,865
	200	TransAlta Corp. (Canada), Sr. Unsec’d. Notes, 6.650%, 05/15/18	233,978
	110	Travelers Cos., Inc. (The), Jr. Sub. Notes, 6.250%, 03/15/37(a)	114,400
	65	Sr. Unsec’d. Notes, 3.900%, 11/01/20	65,970
	90	Tyson Foods, Inc., Gtd. Notes, 7.350%, 04/01/16	100,125
	130	United Airlines, Inc., Pass-thru Certs., 6.636%, 07/02/22	133,584
	200	United States Steel Corp., Sr. Unsec’d. Notes, 5.650%, 06/01/13	209,750
	235	UnitedHealth Group, Inc., Sr. Unsec’d. Notes, 6.625%, 11/15/37	263,379
	245	Unum Group, Sr. Unsec’d. Notes, 7.125%, 09/30/16	282,804
	150	USB Capital XIII Trust, 6.625%, 12/15/39	152,620
		Vale Overseas Ltd. (Cayman Islands), Gtd. Notes,
	80	6.875%, 11/21/36	91,162
	125	6.875%, 11/10/39	143,427
	85	Verizon Communications, Inc., Sr. Unsec’d. Notes, 6.400%, 02/15/38	96,430
		Viacom, Inc., Sr. Unsec’d. Notes,
	55	4.375%, 09/15/14	59,832
	135	6.250%, 04/30/16	159,823
	75	6.750%, 10/05/37	84,678
	90	6.875%, 04/30/36	104,973
	150	Vivendi SA (France), Sr. Unsec’d. Notes, 144A, 5.750%, 04/04/13	163,393
	75	Wal-Mart Stores, Inc., Sr. Unsec’d. Notes, 5.000%, 10/25/40	74,423

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Corporate Bonds (cont’d.)
USD	200	Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes, 5.000%, 08/15/14	$219,005
	200	WEA Finance LLC/WT Finance Aust Pty Ltd., Gtd. Notes, 144A, 5.750%, 09/02/15	224,725
	65	Weatherford International Ltd. (Bermuda), Gtd. Notes, 5.125%, 09/15/20	68,047
	70	Wyeth, Gtd. Notes, 6.450%, 02/01/24	87,003
	150	Wyndham Worldwide Corp., Sr. Unsec’d. Notes, 5.750%, 02/01/18	155,869
	225	Xerox Corp., Sr. Unsec’d. Notes, 4.250%, 02/15/15	242,297
	600	XL Capital Finance Europe PLC (United Kingdom), Gtd. Notes, 6.500%, 01/15/12	624,299

			43,524,247

	Emerging Market Bonds 1.8%
	260	Empresa Nacional de Electricidad SA (Chile), Sr. Unsec’d. Notes, 8.350%, 08/01/13	301,076
		Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes,
	240	5.875%, 01/14/15	268,195
	100	8.125%, 01/21/14	117,574
	500	GAZ Capital SA (Luxembourg), Sr. Unsec’d. Notes, RegS, 9.250%, 04/23/19	620,000
	250	GAZ Capital SA For Gazprom (Luxembourg), Sr. Unsec’d. Notes, 144A, 9.250%, 04/23/19	310,000
	377	Gazprom International SA (Luxembourg), Gtd. Notes, RegS, 7.201%, 02/01/20	405,068
	40	Petroleos de Venezuela SA (Venezuela), Sr. Unsec’d. Notes, Ser. 2014, 4.900%, 10/28/14	25,840
	380	RSHB Capital SA for OJSC Russian Agricultural Bank (Luxembourg), Sec’d. Notes, 144A, 7.125%, 01/14/14	408,994

			2,456,747

	Municipal Bonds 2.3%
	75	California St. Build America Bonds, 7.625%, 03/01/40	79,146

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	27

Portfolio of Investments

as of October 31, 2010 continued

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Municipal Bonds (cont’d.)
USD	115	California St. Build America Bonds, Taxable Var. Purp. GO, 7.500%, 04/01/34	$120,339
	100	Chicago Ill. Brd. Ed., Build America Bonds, Taxable Ser. E, 6.138%, 12/01/39	98,369
	60	City of Chicago IL, O’Hare International Arpt., Build America Bonds, 6.395%, 01/01/40	62,309
	275	Connecticut St. Spl. Tax Obligation Rev., Build America Bonds, 5.459%, 11/01/30	276,298
	175	District of Columbia Wtr. & Sewr. Auth. Pub. Util. Rev., Taxable, Build America Bonds, 5.522%, 10/01/44	173,982
	125	Metropolitan Government of Nashville & Davidson Cnty., Convention Center Auth., Build America Bonds, 6.731%, 07/01/43	129,976
	100	New Jersey St. Tpk. Auth. Tpk. Rev., Build America Bonds, Taxable, Ser. F, Issuer Subsidy Rev., 7.414%, 01/01/40	117,642
	250	New York, NY, Build America Bonds, 5.968%, 03/01/36	254,748
	165	Ohio St. Univ. Gen. Rcpts., Build America Bonds, 4.910%, 06/01/40	158,502
	500	Ohio St. Wtr. Dev. Auth. Wtr. Pollutn. Ctl. Rev. Taxable, Build America Bonds, 4.879%, 12/01/34	501,160
	295	Pennsylvania St. Tpk. Commission, Tpk. Rev., Build America Bonds, 5.511%, 12/01/45	280,471
	250	Salt River Project Agricultural Improvement & Pwr. Dist., Elec. Sys. Rev., Build America Bonds 4.839%, 01/01/41	238,177
	150	Texas St. Transn. Commn. Rev. Taxable First Tier. Ser. B, Build America Bonds, Direct pmt., 5.028%, 04/01/26	160,984
	150	University of Calif. Rev. Build America Bonds, 5.770%, 05/15/43	150,611
	250	University TX, Perm. Univ. Build America Bonds, 5.262%, 07/01/39	256,048
	150	Utah St. Build America Bonds, Ser. D, GO, 4.554%, 07/01/24	161,967

			3,220,729

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Principal Amount (000)		Description	Value (Note 1)

	LONG-TERM INVESTMENTS (Continued)

	Sovereign Bonds 6.9%
		Hungary Government International Bonds,
JPY	100,000	0.960%, 07/12/12	$1,167,610
EUR	1,100	6.750%, 07/28/14, MTN	1,630,380
USD	715	Republic of Colombia, 11.750%, 02/25/20	1,147,575
		Republic of Panama,
	1,000	7.125%, 01/29/26	1,300,000
	300	7.250%, 03/15/15	363,000
		Republic of Poland,
JPY	100,000	1.000%, 06/20/12	1,222,584
USD	650	6.375%, 07/15/19	785,499
	215	Republic of Qatar, 144A, 6.400%, 01/20/40	248,325
	1,289	Republic of Russia, RegS, 7.500%, 03/31/30	1,546,431
	110	Republic of Venezuela, 9.250%, 09/15/27	80,300

			9,491,704

	Structured Note 0.2%
	220	Dow Jones CDX HY, Ser. 5-T3, 144A, 8.250%, 12/29/10	220,238

	United States Government Obligations 1.7%
		U.S. Treasury Bonds,
	670	3.875%, 08/15/40	655,763
	395	4.375%, 05/15/40	420,738
		U.S. Treasury Notes
	165	0.750%, 09/15/13(f)	166,302
	150	1.250%, 09/30/15	150,703
	665	1.250%, 10/31/15	667,287
	350	2.625%, 08/15/20	350,328

			2,411,121

		Total United States investments	93,007,319

		Total long-term investments (cost $114,562,226)	125,559,459

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	29

Portfolio of Investments

as of October 31, 2010 continued

Shares		Description	Value (Note 1)

	SHORT-TERM INVESTMENTS 7.9%

	Affiliated Money Market Mutual Fund 7.2%
	9,966,285	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund(g) (cost $9,966,285)	$9,966,285

	OPTIONS PURCHASED* 0.7%

Notional Amount (000)

	Put Options
USD	2,499	United States Dollar/Brazilian Real, expiring 01/26/11 @ 2.0015	404,280
	3,600	United States Dollar/Hungarian Forint, expiring 04/05/11 @ 202.35	221,956
	1,976	United States Dollar/Romanian New Lei, expiring 12/02/10 @ 3.039	23,139
	1,261	United States Dollar/South African Rand expiring 11/02/10 @ 8.4395	257,056

		Total options purchased (cost $669,839)	906,431

		Total short-term investments (cost $10,636,124)	10,872,716

		Total Investments(h) 98.9% (cost $125,198,350; Note 5)	136,432,175
		Other assets in excess of liabilities(i) 1.1%	1,544,608

		Net Assets 100.0%	$137,976,783

Portfolio securities are classified according to the security’s currency denomination. The following abbreviations are used in the portfolio descriptions:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

HUF—Hungarian Forint

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

KZT—Kazakhstan Tenge

MXN—Mexican Nuevo Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish New Zloty

RON—Romanian New Lei

RUB—Russian Rouble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thailand Baht

TRY—New Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

GO—General Obligation

MTN—Medium Term Note

PIK—Payment-In-Kind

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

*	Non-income producing security.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2010.
(b)	Indicates a security that has been deemed illiquid.
(c)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(d)	Indicates a restricted security, the aggregate original cost of such securities is $1,170,842. The aggregate market value of $1,332,834 is approximately 1.0% of net assets.
(e)	Represents issuer in default on interest payments; non-income producing security.
(f)	Represents security, or a portion thereof, segregated as collateral for financial futures contracts.
(g)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(h)	As of October 31, 2010, 1 security representing $307,180 and 0.2% of net assets was fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	31

Portfolio of Investments

as of October 31, 2010 continued

(i)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, credit default swaps and interest rate swap agreements of:

Open futures contracts outstanding as of October 31, 2010:

Number of Contracts	Types	Expiration Date	Value at October 31, 2010	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
1	JPN 10 Yr. Bond	Dec. 10	$1,779,545	$1,760,360	$19,185
14	Long Gilt	Dec. 10	2,767,337	2,808,325	(40,988)
24	Euro-Buxl 30 YR	Dec. 10	3,878,801	3,972,417	(93,616)
22	CAN 10 Yr. Bond	Dec. 10	2,726,757	2,719,400	7,357
24	Euro-Bund	Dec. 10	4,316,720	4,380,346	(63,626)
58	Euro-BOBL	Dec. 10	9,657,922	9,751,358	(93,436)
33	Euro-Schatz	Dec. 10	4,998,295	5,027,343	(29,048)
23	Euro-BTP Italian Gov’t. Bond	Dec. 10	3,731,910	3,746,967	(15,057)
16	AUST. 10 Yr. Bond	Dec. 10	1,660,327	1,697,000	(36,673)
	Short Positions:
20	U.S. Long Bond	Dec. 10	2,618,750	2,682,220	63,470
11	10-Yr. U.S. T-Notes	Dec. 10	1,389,094	1,399,030	9,936
30	2-Yr. U.S. T-Notes	Dec. 10	6,599,531	6,578,402	(21,129)
19	5-Yr. U.S. T-Notes	Dec. 10	2,309,985	2,301,458	(8,527)
8	Euro-CHF 3MO LIFFE	Mar. 11	2,027,946	2,027,725	(221)

					$(302,373)

Forward foreign currency exchange contracts outstanding as of October 31, 2010:

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2010	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 11/23/10	Morgan Stanley	AUD	2,172,664	$2,133,178	$2,122,398	$(10,780)
Expiring 11/24/10	Goldman Sachs	AUD	422,308	412,800	412,489	(311)
Brazilian Real,
Expiring 01/18/11	Citibank NA	BRL	465,167	275,900	269,288	(6,612)
Expiring 01/18/11	UBS AG	BRL	2,213,545	1,272,100	1,281,432	9,332
British Pound,
Expiring 11/24/10	Citibank NA	GBP	126,400	200,163	202,502	2,339
Expiring 11/24/10	Morgan Stanley	GBP	174,000	275,541	278,760	3,219
Expiring 11/26/10	Citibank NA	GBP	35,161	55,679	56,330	651

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2010	Unrealized Appreciation (Depreciation)
Expiring 11/26/10	UBS AG	GBP	265,057	$424,627	$424,633	$6
Expiring 11/26/10	Citibank NA	GBP	298,502	478,207	478,214	7
Expiring 11/26/10	Goldman Sachs	GBP	300,858	478,700	481,990	3,290
Expiring 11/26/10	Citibank NA	GBP	304,965	482,925	488,568	5,643
Expiring 11/26/10	JPMorgan	GBP	305,000	482,980	488,624	5,644
Expiring 11/26/10	Morgan Stanley	GBP	305,078	483,900	488,749	4,849
Expiring 11/26/10	Citibank NA	GBP	305,205	483,306	488,954	5,648
Expiring 11/26/10	JPMorgan	GBP	872,485	1,382,500	1,397,762	15,262
Expiring 11/26/10	Morgan Stanley	GBP	1,230,729	1,928,284	1,971,686	43,402
Canadian Dollar,
Expiring 11/22/10	Citibank NA	CAD	3,244,916	3,145,746	3,180,002	34,256
Expiring 11/22/10	JPMorgan	CAD	346,650	340,500	339,716	(784)
Chilean Peso,
Expiring 01/07/11	Citibank NA	CLP	905,521,057	1,899,562	1,842,095	(57,467)
Chinese Yuan Renminbi,
Expiring 01/24/11	UBS AG	CNY	4,019,064	594,800	604,600	9,800
Expiring 03/30/11	Goldman Sachs	CNY	3,982,886	597,000	601,812	4,812
Expiring 07/06/11	UBS AG	CNY	3,916,863	587,500	595,533	8,033
Expiring 07/06/11	UBS AG	CNY	6,337,438	949,500	963,566	14,066
Expiring 07/06/11	UBS AG	CNY	8,413,973	1,257,600	1,279,289	21,689
Expiring 07/06/11	UBS AG	CNY	8,567,640	1,284,600	1,302,653	18,053
Expiring 07/06/11	Morgan Stanley	CNY	5,368,324	808,300	816,218	7,918
Colombian Peso,
Expiring 11/17/10	Citibank NA	COP	2,157,668,736	1,188,798	1,172,894	(15,904)
Expiring 11/17/10	Citibank NA	COP	465,064,800	256,800	252,806	(3,994)
Czech Koruna,
Expiring 11/24/10	JPMorgan	CZK	56,704,143	3,223,740	3,203,264	(20,476)
Danish Krone,
Expiring 11/24/10	Morgan Stanley	DKK	5,128,501	957,344	956,928	(416)
Euro,
Expiring 07/06/11	JPMorgan	EUR	367,440	473,100	509,293	36,193
Expiring 11/24/10	Goldman Sachs	EUR	291,000	405,189	404,903	(286)
Expiring 11/24/10	UBS AG	EUR	249,300	346,873	346,881	8
Expiring 11/24/10	Citibank NA	EUR	245,200	341,168	341,176	8
Expiring 11/24/10	JPMorgan	EUR	441,300	614,020	614,034	14
Expiring 11/26/10	JPMorgan	EUR	494,600	688,581	688,181	(400)
Expiring 11/26/10	Goldman Sachs	EUR	11,508,496	16,023,107	16,012,787	(10,320)
Expiring 11/26/10	UBS AG	EUR	494,800	690,929	688,459	(2,470)
Expiring 12/15/10	Morgan Stanley	EUR	249,165	324,500	346,591	22,091
Expiring 12/15/10	Morgan Stanley	EUR	249,165	324,500	346,591	22,091

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	33

Portfolio of Investments

as of October 31, 2010 continued

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2010	Unrealized Appreciation (Depreciation)
Expiring 12/15/10	UBS AG	EUR	292,800	$380,836	$407,289	$26,453
Expiring 12/15/10	Morgan Stanley	EUR	490,955	642,100	682,926	40,826
Hungarian Forint,
Expiring 11/24/10	Citibank NA	HUF	66,921,428	342,600	341,923	(677)
Expiring 11/24/10	Goldman Sachs	HUF	79,627,901	404,198	406,845	2,647
Expiring 11/24/10	Goldman Sachs	HUF	39,952,515	202,700	204,130	1,430
Expiring 11/24/10	Morgan Stanley	HUF	187,067,544	955,575	955,789	214
Expiring 11/24/10	Morgan Stanley	HUF	39,970,128	202,892	204,221	1,329
Indian Rupee,
Expiring 01/07/11	Goldman Sachs	INR	89,697,423	1,994,606	1,991,655	(2,951)
Japanese Yen,
Expiring 11/26/10	Citibank NA	JPY	2,705,441,653	33,252,071	33,627,309	375,238
Kazakhstan Tenge,
Expiring 12/15/10	Morgan Stanley	KZT	89,229,600	612,000	604,393	(7,607)
Malaysian Ringgit,
Expiring 11/08/10	Citibank NA	MYR	7,790,224	2,485,158	2,502,360	17,202
Mexican Nuevo Peso,
Expiring 11/22/10	UBS AG	MXN	18,073,548	1,446,571	1,461,557	14,986
Expiring 11/22/10	Citibank NA	MXN	5,108,171	412,800	413,083	283
Norwegian Krone,
Expiring 11/24/10	UBS AG	NOK	18,251,762	3,115,449	3,112,584	(2,865)
New Taiwan Dollar,
Expiring 12/14/10	Morgan Stanley	TWD	5,014,568	157,989	163,880	5,891
New Turkish Lira,
Expiring 11/29/10	JPMorgan	TRY	4,315,655	3,009,213	2,993,799	(15,414)
New Zealand Dollar,
Expiring 11/23/10	Citibank NA	NZD	1,691,075	1,268,954	1,286,804	17,850
Expiring 11/23/10	Morgan Stanley	NZD	728,579	548,100	554,404	6,304
Expiring 11/23/10	Goldman Sachs	NZD	447,941	340,500	340,856	356
Expiring 11/24/10	Morgan Stanley	NZD	4,182,836	3,109,700	3,182,624	72,924
Peruvian Nuevo Sol,
Expiring 12/07/10	Citibank NA	PEN	3,495,888	1,252,827	1,248,900	(3,927)
Philippine Peso,
Expiring 12/13/10	UBS AG	PHP	19,793,240	446,800	458,841	12,041
Expiring 12/13/10	UBS AG	PHP	75,719,284	1,703,279	1,755,301	52,022
Polish New Zloty,
Expiring 11/24/10	UBS AG	PLN	1,894,225	668,465	663,443	(5,022)
Expiring 11/24/10	Citibank NA	PLN	412,500	145,073	144,476	(597)
Romanian New Lei,
Expiring 11/24/10	UBS AG	RON	1,044,116	342,600	339,598	(3,002)

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2010	Unrealized Appreciation (Depreciation)
Russian Rouble,
Expiring 12/15/10	UBS AG	RUB	24,006,322	$777,911	$775,307	$(2,604)
Expiring 12/15/10	Citibank NA	RUB	28,264,675	921,875	912,835	(9,040)
Expiring 12/28/10	UBS AG	RUB	10,078,323	328,578	325,047	(3,531)
Expiring 12/28/10	Morgan Stanley	RUB	10,078,323	328,605	325,047	(3,558)
Expiring 12/28/10	Citibank NA	RUB	24,001,254	782,947	774,091	(8,856)
Expiring 12/28/10	Citibank NA	RUB	27,478,548	895,300	886,242	(9,058)
Singapore Dollar,
Expiring 11/23/10	Morgan Stanley	SGD	5,043,411	3,872,460	3,896,701	24,241
South African Rand,
Expiring 11/29/10	Goldman Sachs	ZAR	5,127,781	720,563	728,729	8,166
South Korean Won,
Expiring 12/28/10	UBS AG	KRW	2,319,439,632	2,056,423	2,056,137	(286)
Swedish Krona,
Expiring 11/24/10	Goldman Sachs	SEK	23,027,939	3,447,404	3,444,998	(2,406)
Expiring 11/24/10	Citibank NA	SEK	4,569,579	688,306	683,613	(4,693)
Swiss Franc,
Expiring 11/24/10	Goldman Sachs	CHF	3,518,899	3,639,113	3,576,633	(62,480)
Thailand Baht,
Expiring 11/29/10	UBS AG	THB	13,961,021	443,700	465,333	21,633
Expiring 11/29/10	UBS AG	THB	13,952,466	448,200	465,047	16,847

				$127,368,988	$128,107,401	$738,413

Sales Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2010	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 11/23/10	UBS AG	AUD	358,232	$345,300	$349,944	$(4,644)
Brazilian Real,
Expiring 01/18/11	Citibank NA	BRL	1,192,304	688,000	690,231	(2,231)
Expiring 01/18/11	UBS AG	BRL	10,051,245	5,848,848	5,818,716	30,132
British Pound,
Expiring 11/26/10	JPMorgan	GBP	439,043	688,581	703,367	(14,786)
Expiring 11/26/10	Citibank NA	GBP	263,471	412,800	422,093	(9,293)
Expiring 11/26/10	UBS AG	GBP	440,842	690,929	706,250	(15,321)
Expiring 11/26/10	JPMorgan	GBP	435,907	685,100	698,344	(13,244)
Canadian Dollar,
Expiring 11/22/10	JPMorgan	CAD	553,365	539,757	542,295	(2,538)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	35

Portfolio of Investments

as of October 31, 2010 continued

Sales Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2010	Unrealized Appreciation (Depreciation)
Chilean Peso,
Expiring 01/07/11	Citibank NA	CLP	135,774,000	$273,600	$276,204	$(2,604)
Chinese Yuan Renminbi,
Expiring 03/30/11	UBS AG	CNY	2,410,169	363,300	364,175	(875)
Expiring 03/30/11	UBS AG	CNY	795,250	118,200	120,162	(1,962)
Expiring 07/06/11	Morgan Stanley	CNY	3,207,618	473,100	487,697	(14,597)
Expiring 07/06/11	UBS AG	CNY	13,119,501	1,986,900	1,994,734	(7,834)
Colombian Peso,
Expiring 11/17/10	UBS AG	COP	575,587,800	314,400	312,886	1,514
Expiring 11/17/10	UBS AG	COP	351,822,900	194,700	191,248	3,452
Expiring 11/17/10	Citibank NA	COP	1,492,576,600	827,600	811,354	16,246
Expiring 11/17/10	Citibank NA	COP	732,165,000	399,000	398,000	1,000
Euro,
Expiring 04/07/11	UBS AG	EUR	1,340,500	1,808,334	1,861,202	(52,868)
Expiring 11/24/10	JPMorgan	EUR	494,600	688,306	688,197	109
Expiring 11/24/10	Goldman Sachs	EUR	291,000	404,198	404,904	(706)
Expiring 11/24/10	Morgan Stanley	EUR	686,400	955,575	955,071	504
Expiring 11/26/10	Citibank NA	EUR	349,100	482,925	485,734	(2,809)
Expiring 11/26/10	Citibank NA	EUR	40,200	55,679	55,934	(255)
Expiring 11/26/10	Citibank NA	EUR	348,900	483,306	485,456	(2,150)
Expiring 11/26/10	UBS AG	EUR	305,400	424,627	424,930	(303)
Expiring 11/26/10	Citibank NA	EUR	343,100	478,207	477,386	821
Expiring 11/24/10	Morgan Stanley	EUR	146,000	202,892	203,147	(255)
Hungarian Forint,
Expiring 11/24/10	Goldman Sachs	HUF	342,540,269	1,743,304	1,750,149	(6,845)
Japanese Yen,
Expiring 11/26/10	JPMorgan	JPY	39,343,505	482,980	489,020	(6,040)
Expiring 11/26/10	UBS AG	JPY	27,340,011	337,800	339,823	(2,023)
Kazakhstan Tenge,
Expiring 12/15/10	Morgan Stanley	KZT	89,229,600	604,127	604,393	(266)
Norwegian Krone,
Expiring 11/24/10	Morgan Stanley	NOK	1,620,270	275,541	276,314	(773)
Expiring 11/24/10	Goldman Sachs	NOK	2,385,214	405,189	406,765	(1,576)
Expiring 11/24/10	UBS AG	NOK	2,051,053	346,873	349,779	(2,906)
New Zealand Dollar,
Expiring 11/23/10	Citibank NA	NZD	1,702,900	1,265,900	1,295,802	(29,902)
Expiring 11/24/10	Morgan Stanley	NZD	4,184,136	3,109,700	3,183,613	(73,913)
Polish New Zloty,
Expiring 11/24/10	Citibank NA	PLN	974,505	341,169	341,316	(147)

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Sales Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2010	Unrealized Appreciation (Depreciation)
Romanian New Lei,
Expiring 11/24/10	UBS AG	RON	1,615,937	$519,397	$525,582	$(6,185)
Russian Rouble,
Expiring 12/15/10	UBS AG	RUB	11,821,800	380,836	381,796	(960)
Expiring 12/15/10	Citibank NA	RUB	20,242,310	649,000	653,745	(4,745)
Expiring 12/15/10	UBS AG	RUB	20,206,887	642,100	652,601	(10,501)
Expiring 12/28/10	Citibank NA	RUB	8,192,600	274,000	264,229	9,771
Expiring 12/28/10	Citibank NA	RUB	25,394,300	832,600	819,020	13,580
Expiring 12/28/10	Citibank NA	RUB	10,571,000	341,000	340,937	63
South African Rand,
Expiring 11/29/10	UBS AG	ZAR	2,439,042	345,400	346,622	(1,222)
Swedish Krona,
Expiring 11/24/10	Citibank NA	SEK	1,347,149	200,163	201,534	(1,371)
Swiss Franc,
Expiring 11/24/10	UBS AG	CHF	3,037,182	3,109,700	3,087,012	22,688
Expiring 11/24/10	JPMorgan	CHF	604,728	614,020	614,650	(630)
Thailand Baht,
Expiring 11/29/10	Citibank NA	THB	5,935,520	192,200	197,836	(5,636)

				$37,847,163	$38,052,199	$(205,036)

Credit default swap agreements outstanding as of October 31, 2010:

Counterparty	Termination Date	Notional Amount (000)(2)	Fixed Rate	Underlying Bond	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1):
Barclays Bank PLC	06/20/11	$225	5.000%	Gannett Co., Inc., 6.375%, due 04/01/12	$(7,741)	$(2,217)	$(5,524)
Citibank NA	03/20/12	600	5.000	XL Capital Ltd., 5.250%, due 09/15/14	(40,919)	(16,830)	(24,089)
Citibank, NA	06/20/14	500	1.000	CBS Corp. 4.625%, due 05/15/18	(6,058)	28,569	(34,627)
Credit Suisse International	03/20/15	420	1.000	Toll Brothers Finance Corp., 5.150%, due 05/15/15	15,998	2,155	13,843
Deutsche Bank AG	03/20/12	100	5.000	Gannett Co., Inc., 6.375%, due 04/01/12	(5,987)	(1,521)	(4,466)
Deutsche Bank AG	06/20/13	600	1.000	Sealed Air Corp., 5.625%, due 07/15/13	4,102	6,760	(2,658)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	37

Portfolio of Investments

as of October 31, 2010 continued

Counterparty	Termination Date	Notional Amount (000)(2)	Fixed Rate	Underlying Bond	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1) (cont’d.):
Deutsche Bank AG	09/20/13	260	1.000	Masco Corp., 6.125%, due 10/03/16	$7,458	$7,098	$360
Deutsche Bank AG	03/20/14	250	7.050	R.R. Donnelley & Sons Co., 7.875%, due 05/01/12	(52,547)	—	(52,547)
Deutsche Bank AG	06/20/14	600	1.000	American International Group, Inc., 4.950%, due 04/01/14	18,749	35,153	(16,404)
Deutsche Bank AG	03/20/18	250	3.700	Starwood Hotels & Resorts Holdings, Inc., 6.250%, due 05/01/36	(25,854)	—	(25,854)
Goldman Sachs International	03/20/14	350	0.700	Duke Energy Corp., 5.650%, due 06/15/13	(4,586)	—	(4,586)
JPMorgan Chase Bank	06/20/14	510	5.000	SLM Corp., 5.125%, due 08/27/12	(19,083)	72,360	(91,443)
JPMorgan Chase Bank	09/20/16	450	1.000	R.R. Donnelley & Sons Co., 4.950%, due 04/01/14	34,726	47,108	(12,382)
JPMorgan Chase Bank	09/20/19	450	1.000	Westvaco Corp., 7.950%, due 02/15/31	41,356	7,870	33,486
Merrill Lynch Capital Services	09/20/16	90	1.730	Tyson Foods, Inc., 7.350%, due 04/01/16	1,057	—	1,057

					$(39,329)	$186,505	$(225,834)

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer or credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

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Interest rate swap agreements outstanding as of October 31, 2010:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Fair Value	Upfront Premius Paid/ (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(a)	08/16/20	$560	2.751%	3 Month LIBOR	$(7,110)	$—	$(7,110)
Citibank NA(a)	08/10/19	1,200	4.034	3 Month LIBOR	(160,477)	—	(160,477)
Citibank NA(a)	07/16/20	560	3.115	3 Month LIBOR	(28,081)	—	(28,081)
Citibank NA(a)	07/19/20	560	3.001	3 Month LIBOR	(22,059)	—	(22,059)
Merrill Lynch Capital Services(a)	01/20/14	4,000	1.973	3 Month LIBOR	(172,027)	—	(172,027)
Morgan Stanley Capital Services(a)	07/23/20	570	2.890	3 Month LIBOR	(16,473)	—	(16,473)
Barclays Bank PLC(b)	08/11/20	900	2.828	3 Month LIBOR	18,165	—	18,165
Citibank NA(b)	05/17/20	186,905	1.388	6 Month Yen LIBOR	105,820	—	105,820
Citibank NA(b)	08/10/20	1,085	2.834	3 Month LIBOR	22,560	—	22,560
Citibank NA(b)	07/21/24	85,500	1.489	6 Month Yen LIBOR	17,261	—	17,261
Citibank NA(b)	07/21/30	101,900	1.781	6 Month Yen LIBOR	14,004	—	14,004
Citibank NA(b)	07/21/33	102,400	1.839	6 Month Yen LIBOR	9,845	—	9,845
Citibank NA(b)	09/20/37	90,615	1.880	6 Month Yen LIBOR	3,587	—	3,587
Morgan Stanley Capital Services(b)	05/10/30	280,705	2.059	6 Month Yen LIBOR	230,229	—	230,229
Morgan Stanley Capital Services(b)	08/10/20	545	2.833	3 Month LIBOR	11,294	—	11,294

					$26,538	$—	$26,538

(a)	The Fund pays the fixed rate and receives the floating rate.
(b)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	39

Portfolio of Investments

as of October 31, 2010 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Non-Residential Mortgage-Backed Securities	$—	$7,846,139	$307,180
Residential Mortgage-Backed Securities	—	9,493,532	—
Bank Loans	—	3,756,430	271,500
Commercial Mortgage-Backed Securities	—	10,007,752	—
Corporate Bonds	106,000	43,418,247	—
Emerging Market Bonds	—	2,456,747	—
Foreign Corporate Bonds	—	4,205,566	—
Foreign Government Bonds	—	28,346,574	—
Municipal Bonds	—	3,220,729	—
Options Purchased	—	906,431	—
Sovereign Bonds	—	9,491,704	—
Structured Note	—	220,238	—
United States Government Obligations	—	2,411,121	—
Affiliated Money Market Mutual Fund	9,966,285	—	—
Other Financial Instruments*
Futures	(302,373)	—	—
Forward Foreign Currency Contracts	—	533,377	—
Credit Default Swap Agreements	—	(225,834)	—
Interest Rate Swap Agreements	—	26,538	—

Total	$9,769,912	$126,115,291	$578,680

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2010 was as follows:

Foreign Government Obligations	20.5%
Commercial Mortgage-Backed Securities	7.3
Affiliated Money Market Mutual Fund	7.2
Non Corporate	6.9
Residential Mortgage-Backed Securities	6.9
Non-Residential Mortgage-Backed Securities	5.9
Banking	5.3
Media & Entertainment	3.5
Foreign Agency	3.1
Insurance	2.6
Municipal Bonds	2.3
Electric	2.1
Healthcare & Pharmaceutical	2.1
Cable	2.0
Non Captive Finance	1.8
Telecommunications	1.8
Technology	1.7
United States Government Obligations	1.7
Foods	1.3
Capital Goods	1.1
Real Estate Investment Trusts	1.1
Building Materials & Construction	1.0
Metals	1.0
Paper	0.9
Chemicals	0.8
Options	0.7
Pipelines & Others	0.7
Tobacco	0.7
Energy—Integrated	0.6
Gaming	0.6
Consumer	0.5
Healthcare Insurance	0.5
Lodging	0.5
Packaging	0.5
Energy—Other	0.4
Airlines	0.3
Automotive	0.3
Retailers	0.3
Structured Note	0.2
Aerospace & Defense	0.1
Railroad	0.1

98.9
Other assets in excess of liabilities	1.1

Net Assets	100.0%

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	41

Portfolio of Investments

as of October 31, 2010 continued

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$48,746		Unrealized depreciation on swap agreements	$274,580
Credit contracts	Premium for swaps purchased	207,073		Premium for swaps written	20,568
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,117,087		Unrealized depreciation on forward foreign currency contracts	583,710
Foreign exchange contracts	Unaffiliated investments	906,431		—	—
Interest rate contracts	Due from broker—variation margin	99,948	*	Due from broker—variation margin	402,321	*
Interest rate contracts	Unrealized appreciation on swap agreements	432,765		Unrealized depreciation on swap agreements	406,227

Total		$2,812,050			$1,687,406

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contracts	Futures	Swaps	Purchased Options	Total
Credit contracts	$—	$—	$(299,486)	$—	$(299,486)
Foreign exchange contracts	1,900,351	—	—	(1,439,422)	460,929
Interest rate contracts	—	2,013,043	(106,421)	(4,886)	1,901,736

Total	$1,900,351	$2,013,043	$(405,907)	$(1,444,308)	$2,063,179

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contracts	Futures	Swaps	Purchased Options	Total
Credit contracts	$—	$—	$18,324	$—	$18,324
Foreign exchange contracts	1,226,861	—	—	11,804	1,238,665
Interest rate contracts	—	(220,940)	60,162	—	(160,778)

Total	$1,226,861	$(220,940)	$78,486	$11,804	$1,096,211

For the year ended October 31, 2010, the Fund’s average volume of derivative activities are as follows:

Options Purchased (Cost)	Futures Long Positions (Value at Trade Date)	Futures Short Positions (Value at Trade Date)	Forward Currency Contracts- Purchased (Value at Settlement Date Payable)	Forward Currency Contracts-Sold (Value at Settlement Date Receivable)	Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))
$1,059,058	$43,549,630	$19,681,975	$101,415,706	$32,450,417	$381,928	$6,615

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	43

Statement of Assets and Liabilities

as of October 31, 2010

Assets
Investments at value:
Unaffiliated investments (cost $115,232,065)	$126,465,890
Affiliated investments (cost $9,966,285)	9,966,285
Cash	3,735
Foreign currency, at value (cost $3,881)	3,849
Receivable for investments sold	3,841,973
Dividends and interest receivable	1,407,365
Unrealized appreciation on forward foreign currency contracts	1,117,087
Unrealized appreciation on swap agreements	481,511
Receivable for Fund shares sold	261,196
Premium for swaps purchased	207,073
Due from broker—variation margin	46,820
Prepaid expenses and other assets	21,334

Total assets	143,824,118

Liabilities
Payable for investments purchased	4,183,701
Unrealized depreciation on swap agreements	680,807
Unrealized depreciation on forward foreign currency contracts	583,710
Accrued expenses	177,191
Management fee payable	82,651
Payable for Fund shares reacquired	70,195
Distribution fee payable	32,677
Premium for swaps written	20,568
Affiliated transfer agent fee payable	13,991
Deferred directors’ fees	1,844

Total liabilities	5,847,335

Net assets	$137,976,783

Net assets were comprised of:
Common stock, at par	$186,055
Paid-in capital in excess of par	131,670,634

131,856,689
Undistributed net investment income	5,380,343
Accumulated net realized loss on investment and foreign currency transactions	(10,507,628)
Net unrealized appreciation on investments and foreign currencies	11,247,379

Net assets, October 31, 2010	$137,976,783

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($123,506,509 ÷ 16,652,845 shares of common stock issued and outstanding)	$7.42
Maximum sales charge (4.50% of offering price)	0.35

Maximum offering price to public	$7.77

Class B
Net asset value, offering price and redemption price per share ($3,312,227 ÷ 446,961 shares of common stock issued and outstanding)	$7.41

Class C
Net asset value, offering price and redemption price per share ($6,179,777 ÷ 836,789 shares of common stock issued and outstanding)	$7.39

Class Z
Net asset value, offering price and redemption price per share ($4,978,270 ÷ 668,916 shares of common stock issued and outstanding)	$7.44

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	45

Statement of Operations

Year Ended October 31, 2010

Net Investment Income
Interest (net of foreign withholding taxes of $58,285)	$6,547,303
Affiliated dividend income	11,029

Total income	6,558,332

Expenses
Management fee	801,201
Distribution fee—Class A	280,273
Distribution fee—Class B	30,818
Distribution fee—Class C	34,222
Transfer agent’s fees and expenses (including affiliated expense of $83,500)	230,000
Custodian’s fees and expenses	194,000
Reports to shareholders	78,000
Audit fee	55,000
Registration fees	32,000
Legal fees and expenses	26,000
Directors’ fees	14,000
Insurance	3,000
Loan interest expense (Note 7)	133
Miscellaneous	11,014

1,789,661
Less: expense subsidy (Note 2)	(88,454)

Net expenses	1,701,207

Net investment income	4,857,125

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,784,654
Foreign currency transactions	2,944,673
Financial futures contracts transactions	2,013,043
Swap transactions	(405,907)

8,336,463

Net change in unrealized appreciation (depreciation) on:
Investments	2,437,619
Foreign currencies	1,216,913
Financial futures contracts	(220,940)
Swaps	78,486

3,512,078

Net gain on investments	11,848,541

Net Increase In Net Assets Resulting From Operations	$16,705,666

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations:
Net investment income	$4,857,125	$5,310,739
Net realized gain on investment and foreign currency transactions	8,336,463	3,516,262
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,512,078	21,781,862

Net increase in net assets resulting from operations	16,705,666	30,608,863

Dividends (Note 1)
Dividends from net investment income*
Class A	(11,348,569)	(5,175,541)
Class B	(286,286)	(122,443)
Class C	(427,904)	(157,315)
Class Z	(406,877)	(99,474)

	(12,469,636)	(5,554,773)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	20,668,285	5,730,481
Net asset value of shares issued in reinvestment of dividends	9,487,962	3,592,464
Cost of shares reacquired	(21,265,950)	(16,220,482)

Net increase (decrease) in net assets from Fund share transactions	8,890,297	(6,897,537)

Total increase	13,126,327	18,156,553

Net Assets
Beginning of year	124,850,456	106,693,903

End of year(a)	$137,976,783	$124,850,456

(a) Includes undistributed net investment income of:	$5,380,343	$6,742,784

*	Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	47

Notes to Financial Statements

Prudential Global Total Return Fund, Inc. (the “Fund”), registered under the Investment Company Act of 1940, as amended, is an open-end, non-diversified management investment company. The Fund’s investment objective is to seek total return made up of current income and capital appreciation.

The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities issued by the U.S. and foreign corporations and governments, supranational organizations, semi-government entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. The Fund invests primarily in investment-grade securities denominated in U.S. dollars and in foreign currencies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such a day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sales price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Corporate bonds, U.S. government securities and convertible debt securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Future contracts and

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options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Prudential Global Total Return Fund, Inc.	49

Notes to Financial Statements

continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts transactions.

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The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currencies, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current

Prudential Global Total Return Fund, Inc.	51

Notes to Financial Statements

continued

market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options contracts against default.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment

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objectives. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal the notional

Prudential Global Total Return Fund, Inc.	53

Notes to Financial Statements

continued

amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date are disclosed in the footnotes to the Portfolio of Investments, if applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credits spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

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As of October 31, 2010, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Lower rated or unrated securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Foreign currency losses may reduce the amount of dividends of net investment income. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Prudential Global Total Return Fund, Inc.	55

Notes to Financial Statements

continued

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .65% of the Fund’s average daily net assets up to $1 billion and .60% of such assets in excess of $1 billion. The effective management fee rate was .65% for the year ended October 31, 2010.

PI has voluntarily agreed to reimburse the Fund in order to limit operating expenses (excluding distribution and service (12b-1) fees, interest, taxes, brokerage commissions and certain extraordinary expenses) to 1.10% of the average daily net assets of the Class A, B, C, and Z shares, respectively, which for the year ended October 31, 2010 amounted to $88,454.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net

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assets of the Class A, B, and C shares, respectively. Through February 29, 2012, PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares. Through February 28, 2011, PIMS has contractually agreed to limit such fees to .75% of the average daily net assets of the Class C shares.

PIMS has advised the Fund that it has received $85,125 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2010. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2010, it received $2,434, $8,660 and $937 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo Advisors LLC (“Wells Fargo”), an affiliate of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2010, the Fund incurred approximately $88,700 in total networking fees of which approximately $6,300 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund is disclosed on the Statement of Operations as affiliated dividend income.

Prudential Global Total Return Fund, Inc.	57

Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government securities, for the year ended October 31, 2010 aggregated $74,329,857 and $79,203,634, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the fiscal year ended October 31, 2010, the adjustments were to increase undistributed net investment income by $6,250,070, increase accumulated net realized loss on investment and foreign currency transactions by $620,640 and to decrease paid-in capital in excess of par by $5,629,430, due to reclassification of foreign currency gain, reclass of paydown and swap gain (loss), differences in the treatment of premium amortization, expiration of capital loss carryforward and other book to tax adjustments. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the fiscal year ended October 31, 2010 and the fiscal year ended October 31, 2009, the tax character of dividends paid, as reflected in the Statements of Changes in Net Assets were $12,469,636 and $5,554,773 of ordinary income, respectively.

As of October 31, 2010, the Fund had accumulated undistributed ordinary income on a tax basis of $8,408,653.

For the federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2010, of approximately $9,773,700, of which $2,252,000 expires in 2014, $279,500 expires in 2015, $4,766,500 expires in 2016 and $2,475,700 expires in 2017. As of October 31, 2010, approximately $5,629,400 of the capital loss carryforward was written off due to expiration. The Fund utilized approximately $1,952,400 of its capital loss carryforward to offset net taxable gains realized in the

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fiscal year ended October 31, 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain if the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration dates.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$128,474,326	$8,994,682	$(1,036,833)	$7,957,849	$(470,860)	$7,486,989

The differences between book and tax basis are primarily attributable to the deferred losses on wash sales, deferred losses on foreign currencies and difference in the treatment of amortization of premiums. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, options and futures, forward currency transactions and mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on the federal income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares.

Prudential Global Total Return Fund, Inc.	59

Notes to Financial Statements

continued

Class A	Shares	Amount
Year ended October 31, 2010:
Shares sold	1,713,037	$11,908,197
Shares issued in reinvestment of dividends	1,281,011	8,566,590
Shares reacquired	(2,306,028)	(15,789,823)

Net increase (decrease) in shares outstanding before conversion	688,020	4,684,964
Shares issued upon conversion from Class B	50,664	348,663

Net increase (decrease) in shares outstanding	738,684	$5,033,627

Year ended October 31, 2009:
Shares sold	388,567	$2,575,234
Shares issued in reinvestment of dividends	518,976	3,271,542
Shares reacquired	(2,083,533)	(13,052,686)

Net increase (decrease) in shares outstanding before conversion	(1,175,990)	(7,205,910)
Shares issued upon conversion from Class B	100,800	636,652

Net increase (decrease) in shares outstanding	(1,075,190)	$(6,569,258)

Class B
Year ended October 31, 2010:
Shares sold	222,353	$1,546,827
Shares issued in reinvestment of dividends	33,534	224,146
Shares reacquired	(164,189)	(1,108,733)

Net increase (decrease) in shares outstanding before conversion	91,698	662,240
Shares reacquired upon conversion into Class A	(50,738)	(348,663)

Net increase (decrease) in shares outstanding	40,960	$313,577

Year ended October 31, 2009:
Shares sold	63,818	$412,572
Shares issued in reinvestment of dividends	15,593	97,710
Shares reacquired	(141,396)	(865,712)

Net increase (decrease) in shares outstanding before conversion	(61,985)	(355,430)
Shares reacquired upon conversion into Class A	(100,961)	(636,652)

Net increase (decrease) in shares outstanding	(162,946)	$(992,082)

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Class C	Shares	Amount
Year ended October 31, 2010:
Shares sold	455,034	$3,190,267
Shares issued in reinvestment of dividends	52,235	347,794
Shares reacquired	(261,183)	(1,774,953)

Net increase (decrease) in shares outstanding	246,086	$1,763,108

Year ended October 31, 2009:
Shares sold	209,007	$1,394,842
Shares issued in reinvestment of dividends	20,349	127,546
Shares reacquired	(283,544)	(1,751,677)

Net increase (decrease) in shares outstanding	(54,188)	$(229,289)

Class Z
Year ended October 31, 2010:
Shares sold	560,270	$4,022,994
Shares issued in reinvestment of dividends	52,099	349,432
Shares reacquired	(378,248)	(2,592,441)

Net increase (decrease) in shares outstanding	234,121	$1,779,985

Year ended October 31, 2009:
Shares sold	193,281	$1,347,833
Shares issued in reinvestment of dividends	15,083	95,666
Shares reacquired	(88,900)	(550,407)

Net increase (decrease) in shares outstanding	119,464	$893,092

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay an annualized commitment fee of .15% of the unused portion of the renewed SCA. The expiration date of the SCA has been extended from October 20, 2010 through December 17, 2010 under the same terms. Effective December 17, 2010 the Fund, along with the Funds entered into a new Syndicated Credit Agreement (“New SCA”) with a group of banks. The New SCA provides for a commitment of $750 million. The Funds will pay an annualized commitment fee of 0.10% of the unused portion of the New SCA. The expiration date of the New SCA is December 16, 2011. Interest on any borrowings under the New SCA will be incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

Prudential Global Total Return Fund, Inc.	61

Notes to Financial Statements

continued

The Fund utilized the SCA during the year ended October 31, 2010. The average daily balance for the 3 days the Fund had loans outstanding during the year was approximately $1,142,000 at a weighted average interest rate of 1.39%.

Note 8. Notice of Dividends to Shareholders

The Fund declared ordinary income dividends on December 15, 2010 to shareholders of record on December 16, 2010. The ex-dividend date was December 17, 2010. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.05718
Class B	$0.04367
Class C	$0.04828
Class Z	$0.06169

Special Ordinary Income
Class A, B, C and Z	$0.45773

Note 9. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended October 31,					Ten Months Ended October 31,		Year Ended December 31,
	2010(a)		2009(a)		2008(a)	2007(a)(b)		2006(a)		2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.20		$5.76		$7.00	$6.69		$6.51		$7.55
Income (loss) from investment operations:
Net investment income	.27		.30		.31	.20		.19		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		1.46		(1.11)	.32		.16		(.74)
Total from investment operations	.93		1.76		(.80)	.52		.35		(.58)
Less Dividends and Distributions
Dividends from net investment income*	(.71)		(.32)		(.44)	(.21)		(.17)		(.40)
Tax return of capital distributions	-		-		-	-		-		(.06)
Total dividends and distributions	(.71)		(.32)		(.44)	(.21)		(.17)		(.46)
Net asset value, end of period	$7.42		$7.20		$5.76	$7.00		$6.69		$6.51
Total Return(c):	14.25%		31.42%		(12.19)%	7.81%		5.66%		(7.94)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$123,507		$114,554		$97,894	$122,811		$131,477		$151,399
Average net assets (000)	$112,110		$103,462		$119,545	$123,600		$139,865		$169,867
Ratios to average net assets(h):
Expenses, including distribution and service (12b-1) fees(d)	1.35%	(e)	1.35%	(e)	1.36% (e)	1.36%	(e)(f)	1.36%	(e)	1.35% (e)
Expenses, excluding distribution and service (12b-1) fees	1.10%	(e)	1.10%	(e)	1.11% (e)	1.11%	(e)(f)	1.11%	(e)	1.10% (e)
Net investment income	3.97%	(e)	4.78%	(e)	4.55% (e)	3.63%	(e)(f)	2.87%	(e)	2.30% (e)
For Class A, B, C and Z shares:
Portfolio turnover rate	117%		164%		292%	234%	(g)	233%		307%

(a) Calculated based on average shares outstanding during the period.

(b) For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) The Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions and certain extraordinary expenses) to 1.35% of the average daily net assets of Class A. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.42%, 1.17%, and 2.23%, respectively, for the year ended December 31, 2005, 1.42%, 1.17% and 2.81%, respectively, for the year ended December 31, 2006, 1.37%, 1.12% and 3.62%, respectively, for the ten-month period ended October 31, 2007, 1.44%, 1.19% and 4.47%, respectively, for the year ended October 31, 2008, 1.51%, 1.26% and 4.62%, respectively for the year ended October 31, 2009 and 1.42%, 1.17% and 3.90%, respectively, for the year ended October 31, 2010.

(f) Annualized.

(g) Not annualized.

(h) Does not include expenses of the underlying portfolios in which the Fund invests.

* Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	63

Financial Highlights

continued

Class B Shares
	Year Ended October 31,					Ten Months Ended October 31,		Year Ended December 31,
	2010(a)		2009(a)		2008(a)	2007(a)(b)		2006(a)		2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.19		$5.76		$6.98	$6.69		$6.51		$7.56
Income (loss) from investment operations:
Net investment income	.22		.25		.26	.16		.14		.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		1.45		(1.10)	.30		.17		(.74)
Total from investment operations	.88		1.70		(.84)	.46		.31		(.63)
Less Dividends and Distributions
Dividends from net investment income*	(.66)		(.27)		(.38)	(.17)		(.13)		(.36)
Tax return of capital distributions	-		-		-	-		-		(.06)
Total dividends and distributions	(.66)		(.27)		(.38)	(.17)		(.13)		(.42)
Net asset value, end of period	$7.41		$7.19		$5.76	$6.98		$6.69		$6.51
Total Return(c):	13.40%		30.25%		(12.67)%	7.06%		4.90%		(8.60)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,312		$2,920		$3,275	$3,508		$3,874		$5,513
Average net assets (000)	$3,082		$2,927		$3,957	$3,627		$4,726		$6,792
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	2.10%	(d)	2.10%	(d)	2.11% (d)	2.11%	(d)(e)	2.11%	(d)	2.10% (d)
Expenses, excluding distribution and service (12b-1) fees	1.10%	(d)	1.10%	(d)	1.11% (d)	1.11%	(d)(e)	1.11%	(d)	1.10% (d)
Net investment income	3.23%	(d)	4.03%	(d)	3.80% (d)	2.86%	(d)(e)	2.09%	(d)	1.54% (d)

(a) Calculated based on average shares outstanding during the period.

(b) For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) The Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions and certain extraordinary expenses) to 2.10% of the average daily net assets of Class B. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.17%, 1.17%, and 1.47%, respectively, for the year ended December 31, 2005, 2.17%, 1.17% and 2.03%, respectively, for the year ended December 31, 2006, 2.12%, 1.12% and 2.86%, respectively, for the ten-month period ended October 31, 2007, 2.19%, 1.19%, 3.72%, respectively, for the year ended October 31, 2008, 2.26%, 1.26% and 3.87%, respectively, for the year ended October 31, 2009 and 2.17%, 1.17% and 3.16%, respectively, for the year ended October 31, 2010.

(e) Annualized.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

* Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

64	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended October 31,					Ten Months Ended October 31,		Year Ended December 31,
	2010(a)		2009(a)		2008(a)	2007(a)(b)		2006(a)		2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.17		$5.74		$6.97	$6.68		$6.50		$7.55
Income (loss) from investment operations:
Net investment income	.23		.27		.28	.17		.16		.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.67		1.45		(1.10)	.31		.17		(.75)
Total from investment operations	.90		1.72		(.82)	.48		.33		(.62)
Less Dividends and Distributions
Dividends from net investment income*	(.68)		(.29)		(.41)	(.19)		(.15)		(.37)
Tax return of capital distributions	-		-		-	-		-		(.06)
Total dividends and distributions	(.68)		(.29)		(.41)	(.19)		(.15)		(.43)
Net asset value, end of period	$7.39		$7.17		$5.74	$6.97		$6.68		$6.50
Total Return(c):	13.75%		30.73%		(12.51)%	7.29%		5.11%		(8.43)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,180		$4,236		$3,702	$2,277		$1,056		$1,161
Average net assets (000)	$4,563		$3,467		$3,974	$1,279		$1,470		$1,311
Ratios to average net assets(g):
Expenses, including distribution and service (12b-1) fees(d)	1.85%	(e)	1.85%	(e)	1.86% (e)	1.86%	(e)(f)	1.86%	(e)	1.85% (e)
Expenses, excluding distribution and service (12b-1) fees	1.10%	(e)	1.10%	(e)	1.11% (e)	1.11%	(e)(f)	1.11%	(e)	1.10% (e)
Net investment income	3.45%	(e)	4.28%	(e)	4.07% (e)	3.17%	(e)(f)	2.34%	(e)	1.80% (e)

(a) Calculated based on average shares outstanding during the period.

(b) For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares.

(e) The Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions and certain extraordinary expenses) to 1.85% of the average daily net assets of Class C. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.92%, 1.17% and 1.73%, respectively, for the year ended December 31, 2005, 1.93%, 1.18% and 2.27%, respectively, for the year ended December 31, 2006, 1.87%, 1.12% and 3.32%, respectively, for the ten-month period ended October 31, 2007, 1.94%, 1.19% and 3.99%, respectively, for the year ended October 31, 2008, 2.01%, 1.26% and 4.12%, respectively, for the year ended October 31, 2009 and 1.92%, 1.17% and 3.38%, respectively, for the year ended October 31, 2010.

(f) Annualized.

(g) Does not include expenses of the underlying portfolios in which the Fund invests.

* Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	65

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,					Ten Months Ended October 31,		Year Ended December 31,
	2010(a)		2009(a)		2008(a)	2007(a)(b)		2006(a)		2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.22		$5.78		$7.02	$6.72		$6.53		$7.56
Income (loss) from investment operations:
Net investment income	.28		.32		.32	.21		.20		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.67		1.45		(1.10)	.31		.17		(.74)
Total from investment operations	.95		1.77		(.78)	.52		.37		(.56)
Less Dividends and Distributions
Dividends from net investment income*	(.73)		(.33)		(.46)	(.22)		(.18)		(.41)
Tax return of capital distributions	-		-		-	-		-		(.06)
Total dividends and distributions	(.73)		(.33)		(.46)	(.22)		(.18)		(.47)
Net asset value, end of period	$7.44		$7.22		$5.78	$7.02		$6.72		$6.53
Total Return(c):	14.49%		31.62%		(11.90)%	7.99%		5.84%		(7.62)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,978		$3,141		$1,823	$2,163		$2,160		$4,415
Average net assets (000)	$3,507		$1,942		$2,147	$2,053		$3,212		$4,901
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.10%	(d)	1.10%	(d)	1.11% (d)	1.11%	(d)(e)	1.11%	(d)	1.10% (d)
Expenses, excluding distribution and service (12b-1) fees	1.10%	(d)	1.10%	(d)	1.11% (d)	1.11%	(d)(e)	1.11%	(d)	1.10% (d)
Net investment income	4.25%	(d)	5.03%	(d)	4.78% (d)	3.86%	(d)(e)	3.06%	(d)	2.55% (d)

(a) Calculated based on average shares outstanding during the period.

(b) For the ten month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) The Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions and certain extraordinary expenses) to 1.10% of the average daily net assets of Class Z. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.17%, 1.17% and 2.48%, respectively, for the year ended December 31, 2005, 1.17%, 1.17% and 3.00%, respectively, for the year ended December 31, 2006, 1.12%, 1.12% and 3.85%, respectively, for the ten-month period ended October 31, 2007, 1.19%, 1.19% and 4.70%, respectively for the year ended October 31, 2008, 1.26%, 1.26%, 4.88%, respectively, for the year ended October 31, 2009 and 1.17%, 1.17% and 4.18%, respectively, for the year ended October 31, 2010.

(e) Annualized.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

* Dividends from net investment income include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

66	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Global Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Global Total Return Fund, Inc. (formerly Dryden Global Total Return Fund, Inc) (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the ten-month period ended October 31, 2007 and each of the years in the two-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the ten-month period ended October 31, 2007 and each of the years in the two-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2010

Prudential Global Total Return Fund, Inc.	67

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end October 31, 2010 as to the federal tax status of distributions paid by the Fund during such fiscal period. We are advising you that during its fiscal period ended October 31, 2010, the Fund paid ordinary income dividends for Class A, Class B, Class C and Class Z shares of $0.71 per share, $0.66 per share, $0.68 per share and $0.73 per share, respectively, which are taxable as such.

For the fiscal year ended October 31, 2010, the Fund designates the maximum amount allowable but not less than 32.64% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2011, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2010.

We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from federal obligations are not taxable to shareholders provided the mutual fund meets certain requirements mandated by the respective states’ taxing authorities. We are pleased to report that 3.05% of the dividends paid by the Fund qualify for such deductions. Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.

For more detailed information regarding your federal, state and local taxes, you should contact your tax adviser.

68	Visit our website at www.prudentialfunds.com

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 58	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).
Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Prudential Global Total Return Fund, Inc.

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 58	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 58	Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (71) Board Member & Independent Chair Portfolios Overseen: 58	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 58	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 58	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)

The year that each Board Member joined the Funds’ Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; 2003; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Global Total Return Fund, Inc.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (52) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (52) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)

The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2003; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Global Total Return Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Global Total Return Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

Prudential Global Total Return Fund, Inc.

Approval of Advisory Agreements (continued)

shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports

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from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (a custom peer group of un-hedged mutual funds included in the Lipper Global Income Funds Performance Universe)1 was in the first quartile over the one- and three-year periods, in the third quartile over the five-year period, and in the fourth quartile over the 10-year period. The Board also noted that the Fund outperformed its benchmark index over the one-year period, though it underperformed its benchmark index over the three-, five- and 10-year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered the Fund’s actual management fees (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s first quartile and that the Fund’s total expenses ranked in the fourth quartile. The Board considered PI’s assertion that relatively high global custodian fees were a significant factor in the Fund’s fourth quartile total expense ranking. The Board also considered that the Fund’s fourth quartile ranking for total expenses was reflective, in part, of its relatively small asset size. The Board considered that PI has agreed to reimburse and/or waive fees so that the Fund’s annual operating expenses do not exceed 1.100% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets through February 28, 2011. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

[1]

The Fund was compared to the group of un-hedged mutual funds included in the Lipper Global Income Funds Performance Universe, although Lipper classifies the Fund in its Global Income Fund Performance Universe. The Fund was compared to the group of un-hedged mutual funds included in the Global Income Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Prudential Global Total Return Fund, Inc.

Approval of Advisory Agreements (continued)

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2009 exceeded the management fees paid by the Fund to PI, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Global Total Return Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Global Total Return Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	GTRAX	PBTRX	PCTRX	PZTRX
CUSIP	74439A103	74439A202	74439A301	74439A400

MF169E    0192576-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2010 and October 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $54,500 and $51,280, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended October 31, 2010. During the fiscal year ended October 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Global Total Return Fund, Inc.

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date:	December 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date:	December 21, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 21, 2010